UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 20, 2011

ARI NETWORK SERVICES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-19608	39-1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 W. Park Place, Suite 1200
Milwaukee, Wisconsin	53224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Shareholders of ARI Network Services, Inc. (“ARI”) held on December 20, 2011, the following matters were voted upon:

(1)	Votes were cast for the following individuals in the following numbers to serve as a director of ARI:

	For	Withheld
Brian E. Dearing	3,281,327	576,622

Roy W. Olivier	3,813,255	44,694

P. Lee Poseidon	3,827,074	30,875

(2)	Proposal to ratify the appointment of Wipfli LLP as independent auditors for ARI’s fiscal year ending July 31, 2012.

For	Against	Abstain
6,181,941	16,473	537

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2011
ARI NETWORK SERVICES, INC.
:
	By	/s/ Darin R. Janecek
Darin R. Janecek
Chief Finanical Officer, Treasurer and Secretary